                                                                  Exhibit (i)(1)


                               CONSENT OF COUNSEL


     We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 21 to the Registration Statement of the BB&T Funds on Form N-1A under the Securities Act of 1933, as amended.


                                       /s/ Ropes & Gray

                                       ROPES & GRAY

Washington, D.C.
January 24, 2001